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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of Earliest Event Reported): September 11, 2006

                           SOUTHSIDE BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

          Texas                        0-12247                 75-1848732
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)        Identification Number)


            1201 S. Beckham, Tyler, Texas                        75701
       (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (903) 531-7111

                                       NA
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under Securities
     Act (17 CFR 230-425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

On September 15, 2006, Southside Bancshares, Inc. (the "Company") issued a press release in connection with the approval of the application filed by First National Bank Group, Inc., Edinburg, Texas to the Federal Reserve Bank of Dallas to acquire up to 9.9% of the Company's common stock in open market purchases. A copy of the press release is attached hereto as Exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits. The following materials are furnished as exhibits to this Current Report on Form 8-K:

EXHIBIT
NUMBER      DESCRIPTION OF EXHIBIT
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99.1        Press release dated September 15, 2006

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SOUTHSIDE BANCSHARES, INC.


Date: September 15, 2006              By:  /s/ Sam Dawson
                                          -------------------------------------
                                          Sam Dawson
                                          President and Chief Operating Officer